Exhibit 10.2

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential

FIRST AMENDMENT TO DEVELOPMENT AND LICENSE AGREEMENT

This First Amendment to Development and License Agreement (“First Amendment”) is entered into as of August 9, 2021 (the “First Amendment Effective Date”) by and between Precision BioSciences, Inc., a corporation organized and existing under the laws of Delaware, having an address at 302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701, U.S.A. (“Precision”), and Eli Lilly and Company, a corporation organized and existing under the laws of Indiana, with its principal business office located at Lilly Corporate Center, Indianapolis, Indiana 46285, U.S.A. (“Lilly”). Lilly and Precision are each hereafter referred to individually as a “Party” and together as the “Parties.”

Whereas, the Parties entered into a Development and License Agreement dated November 19, 2020 (the “DLA”); and

Whereas, the Parties desire to amend certain provisions of the DLA as set forth herein.

Now, Therefore, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.	All initially capitalized terms have the same meaning as in the DLA.
2.	A new Section 1.146A is hereby added to the DLA:

““[***] ARCUS Nuclease” means any ARCUS Nuclease Directed Against [***].”

3.	A new Section 1.196A is hereby added to the DLA:

““Right of Reference” means the authority to rely upon, and otherwise use, an investigation for the purpose of filing, and conducting a clinical trial under, an IND, or obtaining approval of a Marketing Authorization or other Regulatory Approval, including the ability to make available the underlying raw data from the investigation for audit by the applicable Regulatory Authority in such country or other jurisdiction, if necessary.”

4.	Section 1.200 of the DLA is hereby deleted and replaced with the following:

“[***]”

Exhibit 10.2

5.	Section 1.201 of the DLA is hereby deleted and replaced with the following:

““[***] ARCUS Nuclease” means the ARCUS Nuclease having the sequence set forth on Exhibit 1.201.”

6.	The third sentence of Section 3.6.1 of the DLA is hereby deleted and replaced with the following:

“[***]”

7.	Section 3.7.1 of the DLA is hereby deleted and replaced with the following:

“[***]”

8.	Section 3.7.2 of the DLA is hereby deleted and replaced with the following:

“[***]”

9.	Section 5.7 of the DLA is hereby deleted and replaced with the following:

“Right of Reference. If [***] then each Party hereby grants, and shall cause its Affiliates and sublicensees to grant, at no cost, to the other Party, its Affiliates and any of their respective sublicensees that has granted the granting Party and each of its Affiliates a reciprocal right, a Right of Reference to any data and Regulatory Filings Controlled by such granting Party or its Affiliates or sublicensees that relates to [***], and the granting Party will provide, and shall cause its Affiliates and sublicensees to provide, a signed statement to the foregoing effect, if so requested by the other Party.”

10.	Exhibit 1.201 attached to the DLA is hereby deleted and replaced with the Exhibit 1.201 attached to this First Amendment.
11.	Exhibit 12.2.4 attached to the DLA is hereby deleted and replaced with the Exhibit 12.2.4 attached to this First Amendment.
12.	Governing Law; Dispute Resolution. The Parties acknowledge and agree that Article 16 of the DLA shall apply to this First Amendment as if fully set forth herein.
13.

Entire Agreement; Modification.  Except as expressly amended by this First Amendment, all other terms and conditions of the DLA shall remain in full force and effect, are unmodified by this First Amendment and are hereby ratified and confirmed.  The DLA, as modified by this First Amendment, together with the Stock Purchase Agreement (as defined in the DLA), sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements and understandings between the Parties with respect to such subject matter. No subsequent alteration, amendment, change or addition to this First Amendment shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

Exhibit 10.2

14.

Counterparts; Electronic Signatures. This First Amendment may be executed in any number of counterparts, each of which is deemed an original, but all of which together constitute one instrument. This First Amendment may be executed and delivered electronically and upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

[signature page follows]

In Witness Whereof, the Parties have caused this first amendment to be executed as of the First Amendment Effective Date by their duly authorized representatives.

Precision BioSciences, Inc.

By: /s/ Matthew Kane

Name: Matthew Kane

Title: Chief Executive Officer

Eli Lilly and Company

By: /s/ David A Ricks

Name: David A Ricks

Title: Chairman and CEO, Eli Lilly and  Company

Signature Page to First Amendment to Development and License Agreement

Exhibit 1.201

Sequence of [***] ARCUS Nuclease

[***]

Exhibit 1.201

Exhibit 12.2.4

Existing Patents

[***]